UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2025

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

001-11693

(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐         Emerging growth company

☐         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 17, 2025, LNW Gaming, Inc., a Nevada corporation (“Buyer”), and wholly owned subsidiary of Light & Wonder, Inc., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among Grover Gaming, Inc., a North Carolina corporation (“Gaming”), G2 Gaming, Inc., a North Carolina corporation (together with Gaming, “Sellers”), and Buyer. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire and assume from Sellers certain assets and related liabilities constituting Sellers’ charitable gaming business (such business, the “Business” and, such transaction, the “Transaction”).

The total consideration to be paid by Buyer to Sellers in connection with the Transaction consists of $850 million in cash at closing, subject to certain customary purchase price adjustments as set forth in the Purchase Agreement, and up to $200 million in cash in the aggregate in the form of earn-out payments achievable over a four-year period based on achievement of certain revenue and business expansion metrics.

The completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain required regulatory approvals.  In addition, the Purchase Agreement contains covenants that, subject to certain exceptions, require each of Sellers and Buyer to use reasonable best efforts to cause the closing conditions to be satisfied as promptly as practicable and obtain, or cause to be obtained, all required approvals, including regulatory approvals.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, Sellers have agreed to operate the Business in the ordinary course of business and to, among other things, use commercially reasonable efforts to maintain the relationships with employees, customers, distributors, suppliers and others having dealings with the Business in the ordinary course of business.

The Purchase Agreement also includes customary termination provisions for both Buyer and Sellers. Both Buyer and Sellers will have the right to terminate the Purchase Agreement if the closing has not occurred by February 17, 2026, subject to two three-month extensions at Buyer’s discretion in the event that conditions relating to regulatory approvals have not been satisfied as of the applicable dates. Buyer has procured a representations and warranties insurance policy in connection with the Transaction. Upon termination of the Purchase Agreement under specified circumstances, Buyer is required to pay Sellers a termination fee of $42.5 million.

Sellers and Buyer have agreed to enter into related transaction agreements at the closing, including an intellectual property license agreement, transitional services agreements and commercial supply agreements.

The representations and warranties of Sellers and Buyer contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Buyer in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between Buyer and Sellers rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Buyer or Sellers or their respective subsidiaries, affiliates or businesses, including the Business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Buyer or Sellers or any of their respective subsidiaries, affiliates or businesses, including the Business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD

On February 18, 2025, the Company issued a press release announcing it had entered into the Purchase Agreement and provided supplemental information regarding the Transaction with a presentation to investors. Copies of the press release and the investor presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information contained in this Item 7.01 as well as in Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements herein that describe the Transaction, including its financial impact, and other statements of management's expectations, beliefs, assumptions, estimates and goals regarding the Transaction and can be identified by words such as “continue,” “expect,” “target,” "will," "may," and "should," or similar terminology. These statements are based upon the Company’s management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the Transaction, including the receipt of regulatory and gaming approvals, may not be satisfied, (ii) the risk that a material adverse change, event or occurrence may affect Buyer and Sellers prior to the closing of the Transaction and may delay the Transaction or cause the companies to abandon the Transaction, (iii) the risk that the Transaction may involve unexpected costs, liabilities or delays, (iv) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the Transaction, (v) the risk that disruptions from the Transaction will harm relationships with customers, employees and suppliers or (vi) that the Company may be unable to achieve expected financial, operational and strategic benefits of the Transaction and may not be able to successfully integrate the Business into the Company’s operations, and those factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K that was filed with the SEC on February 27, 2024 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of February 17, 2025, by and among Grover Gaming, Inc., G2 Gaming, Inc. and LNW Gaming, Inc.*

99.1	Press Release, dated February 18, 2025, issued by Light & Wonder, Inc.

99.2	Investor Presentation, dated February 18, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

  * Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025	LIGHT & WONDER, INC.

	By:	/s/ James Sottile
		Name:	James Sottile
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary